Description of Organization and Business Operations	12 Months Ended
Jul. 31, 2025
Accounting Policies [Abstract]
Description of Organization and Business Operations

1. Description of Organization and Business Operations

Black Titan Corporation (formerly known as BSKE Limited) (the “Company”) was incorporated under the laws of the Cayman Islands on July 11, 2024. The Company was formed for the purpose of effecting a merger among Titan Pharmaceuticals Inc. (“TTNP”), and TalenTec Sdn Bhd (“TalenTec”, former named “KE Sdn Bhd”) through a series of transactions (the “Business Combination”) pursuant to the definitive agreement entered into on August 19, 2024. As a result of the Business Combination, TTNP and TalenTec will be surviving entities and will become wholly owned subsidiaries of the Company, with the Company serving as a public-listed company whose shares shall be traded on Nasdaq.